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                                                                   Exhibit 10.22

                       INCENTIVE STOCK OPTION AGREEMENT

                              ALLOY ONLINE, INC.

     AGREEMENT made as of July 19, 2000 between Alloy Online, Inc. (the "Company"), a Delaware corporation, and Robert Bell, an employee of the Company (the "Employee").

     WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock, par value $.01 per share (the "Shares"), under and for the purposes set forth in the Company's Restated 1997 Employee, Director and Consultant Stock Option Plan (the "Plan"); and

     WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

     WHEREAS, the Company and the Employee each intend that the Option granted herein qualify as an ISO.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1.   GRANT OF OPTION.  The Company hereby grants to the Employee the right
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and option to purchase all or any part of an aggregate of Thirty Thousand Seven
Hundred and Sixty Eight (30,768) Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

     2.   PURCHASE PRICE.  The purchase price of the Shares covered by the
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Option shall be $13.00 per Share, subject to adjustment, as provided in the
Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Paragraph 7 of the Plan.

     3.   EXERCISABILITY OF OPTION.  Subject to the terms and conditions set
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forth in this Agreement and the Plan, the Option granted hereby shall become exercisable as follows:

     On or after the first anniversary of      up to Seven Thousand Six Hundred
     the date of this Agreement                and Ninety Two (7,692) Shares

     On or after the second anniversary        up to an additional Seven
     of the date of this Agreement             Thousand Six Hundred and Ninety
                                               Two (7,692) Shares

     On or after the third anniversary of      up to an additional Seven
     the date of this Agreement                Thousand Six Hundred and Ninety
                                               Two (7,692) Shares
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     On or after the fourth anniversary of     up to an additional Seven
     the date of this Agreement                Thousand Six Hundred and Ninety
                                               Two (7,692) Shares

     The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

     Notwithstanding any provision to the contrary in the Plan or this Agreement, if Matthew Diamond, Samuel Gradess, and James Johnson collectively cease to maintain a executive or senior management role in the Company while the Employee is an employee of the Company ("Management Change"), the Option shall accelerate and become fully exercisable immediately prior to the effectiveness of such Management Change.

     4.   TERM OF OPTION.  The Option shall terminate ten (10) years from the
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date of this Agreement or, if the Employee owns as of the date hereof more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or an Affiliate, five (5) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

     If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than the death or Disability of the Employee or termination of the Employee's employment for "cause" (as defined in the Plan)), the Option may be exercised, if it has not previously terminated, within three
(3) months after the date the Employee ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment.

     Notwithstanding the foregoing, in the event of the Employee's Disability or death within three (3) months after the termination of employment, the Employee or the Employee's Survivors may exercise the Option within one (1) year after the date of the Employee's termination of employment, but in no event after the date of expiration of the term of the Option.

     In the event the Employee's employment is terminated by the Employee's employer for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Employee's termination as an employee, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Employee's termination, the Employee engaged in conduct which would constitute "cause," then the Employee shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

     In the event of the Disability of the Employee, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the Employee's termination of employment or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

     (a) To the extent exercisable but not exercised as of the date of Disability; and

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     (b)  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Employee not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days during the accrual period prior to the date of Disability.

     In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option shall be exercisable by the Employee's Survivors within one (1) year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

     (x)  To the extent exercisable but not exercised as of the date of death;
and

     (y) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Employee not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days during the accrual period prior to the Employee's death.

     5.   METHOD OF EXERCISING OPTION.  Subject to the terms and conditions of
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this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached
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hereto. Such notice shall state the number of Shares with respect to which the
Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

     6.   PARTIAL EXERCISE.  Exercise of this Option to the extent above stated
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may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

     7.   NON-ASSIGNABILITY.  The Option shall not be transferable by the
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Employee otherwise than by will or by the laws of descent and distribution.  The
Option shall be exercisable, during the Employee's lifetime, only by the Employee (or, in the event of legal

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incapacity or incompetency, by the Employee's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

     8.   NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.  The Employee shall have
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no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

     9.   CAPITAL CHANGES AND BUSINESS SUCCESSIONS.  The Plan contains
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provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

     10.  TAXES.  The Employee acknowledges that any income or other taxes due
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from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee's responsibility. In the event of a Disqualifying Disposition (as defined in Section 15 below) or if the Option is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Company may withhold from the Employee's remuneration, if any, the appropriate amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Employee on exercise of the Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount under-withheld.

     11.  PURCHASE FOR INVESTMENT.  Unless the offering and sale of the Shares
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to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

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     "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

     (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

     12.  RESTRICTIONS ON TRANSFER OF SHARES.  If, in connection with a
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registration statement filed by the Company pursuant to the Securities Act, the
Company or its underwriter so requests, the Employee will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration.

     13.  NO OBLIGATION TO EMPLOY.  The Company is not by the Plan or this
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Option obligated to continue the Employee as an employee of the Company.

     14.  OPTION IS INTENDED TO BE AN ISO.  The parties each intend that the
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Option be an ISO so that the Employee (or the Employee's Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code. Any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO. Nonetheless, if the Option is determined not to be an ISO, the Employee understands that neither the Company nor any Affiliate is responsible to compensate him or her or otherwise make up for the treatment of the Option as a Non-qualified Option and not as an ISO. The Employee should consult with the Employee's own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under
Section 422 of the Code, including, but not limited to, holding period requirements.

     15.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.  The Employee agrees
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to notify the Company in writing immediately after the Employee makes a
Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

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     16.  NOTICES.  Any notices required or permitted by the terms of this
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Agreement or the Plan shall be given by hand delivery or by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

     If to the Company to:       The Company at its principal business office.

     If to the Employee to:      The Employee at the address set forth below.

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

     17.  GOVERNING LAW.  This Agreement shall be construed and enforced in
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accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

     18.  BENEFIT OF AGREEMENT.  Subject to the provisions of the Plan and the
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other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     19.  ENTIRE AGREEMENT.  This Agreement, together with the Plan, embodies
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the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

     20.  MODIFICATIONS AND AMENDMENTS.  The terms and provisions of this
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Agreement may be modified or amended as provided in the Plan.

     21.  WAIVERS AND CONSENTS.  Except as provided in the Plan, the terms and
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provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.


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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto set his or her hand, all as of the day and year first above written.

                                             ALLOY ONLINE, INC.

                                             By: /s/  Samuel Gradess
                                                 -------------------------------
                                             Name:  Samuel Gradess
                                             Title:  Chief Financial Officer

                                             EMPLOYEE

                                             /s/ Robert Bell
                                             ----------------------------------
                                             Signature

                                             Name: Robert Bell

                                             Address:  c/o Alloy Online, Inc.
                                                       151 West 26th Street
                                                       11th Floor
                                                       New York, New York 10001

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                                   Exhibit A
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                 NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                         [Form For Registered Shares]

TO:  ALLOY ONLINE, INC.

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

     I hereby exercise my Incentive Stock Option to purchase ________ shares (the "Shares") of the common stock, par value $.01 per share, of Alloy Online, Inc. (the "Company"), at the exercise price of $13.00 per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated as of July 19, 2000. I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

     I am paying the option exercise price for the Shares as follows:

     Please issue the stock certificate for the Shares (check one): [ ] to me; or [ ] to me and ______________________________ as joint tenants with right of survivorship and mail the certificate to me at the following address:
___________________________________________

     My mailing address for shareholder communications, if different from the address listed above, is: _________________________________________________

                                             Very truly yours,


                                             ___________________________________
                                             Robert Bell (signature)


                                             ___________________________________
                                             Date


                                             ___________________________________
                                             Social Security Number

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